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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

 Date of report:  December 15, 1999 (Date of Earliest Event Reported:  October 18, 1999)

                               CLARUS CORPORATION
             (Exact name of Registrant as specified in its charter)


          Delaware                             0-24277                       58-1972600
(State or other jurisdiction of           (Commission File No.)            (IRS Employer
 incorporation or organization)                                          Identification No.)


                             3970 Johns Creek Court
                                   Suite 100
                             Suwanee, Georgia 30024
          (Address of principal executive offices, including zip code)
                                 (770) 291-3900
              (Registrant's telephone number, including area code)



          (Former name or Former Address if Changed Since Last Report)
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ITEM 7.  Financial Statements, Pro Forma Information and Exhibits

     (b)  Pro Forma Financial Information

          The pro forma financial information relative to the sale as required by Article 11 of Regulation S-X was filed in the Company's Form 8-K/A filed on September 21, 1999.

     (c)  Exhibits

     2.1 Amendment to Intellectual Property Rights Purchase Agreement dated October 18, 1999.


                              SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CLARUS CORPORATION


Date: December 15, 1999                 /s/ Arthur G. Walsh, Jr.
                                        -----------------------------------
                                        ARTHUR G. WALSH, JR.
                                        Chief Financial Officer